Exhibit 10.10

SECOND AMENDMENT

TO THE

EMPLOYMENT AGREEMENT

BY AND BETWEEN

AMERICAN ACHIEVEMENT CORPORATION

AND

DAVID G. FIORE

WHEREAS, American Achievement Corporation (the “Company”) and David G. Fiore (“Executive”) entered into an employment agreement, dated as of July 13, 1999, and amended as of February 1, 2002 (the “Agreement”), pursuant to which Executive agreed to serve as President and Chief Executive Officer of the Company;

WHEREAS, under Section 17 of the Agreement, the Agreement may be amended by an agreement in writing signed by Executive and the Company;

WHEREAS, pursuant to the terms of the Agreement, if the Company achieves $57,000,000 of EBITDA (as defined in the Agreement) during fiscal years 2002, 2003 or 2004, the Executive shall be paid a long-term incentive bonus of $500,000 in the form of Series “A” preferred stock of the Company having a face value of $500,000 on the date of issuance (the “Initial Bonus”);

WHEREAS, the Company and Executive wish to amend the Agreement to eliminate the Initial Bonus.

NOW THEREFORE, pursuant to Section 17 of the Agreement, the Agreement is hereby amended effective as of December 23, 2003 as follows:

1. The fourth and fifth sentences of Section 4.2 of the Agreement are amended to read as follows:

“If the Company achieves $62,000,000 of EBITDA (as hereinafter defined) during fiscal years 2002, 2003 or 2004, the Executive shall be paid a long-term incentive bonus of $500,000 in the form of Series “A” preferred stock of the Company having a face value of $500,000 on the date of issuance (the “Long-Term Bonus”). The preferred stock shall be issued to Executive within ninety (90) days following the achievement of the EBITDA target by the Company, provided that the Company achieves such EBITDA target during fiscal years 2002, 2003 or 2004.”

2. The Company and Executive hereby acknowledge that the foregoing amendment to Section 4.2 of the Agreement and the actions associated therewith shall not be deemed to constitute “Good Reason” under Section 7.4 of the Agreement.

3. This Amendment may be executed in two counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

4. The Agreement, except as otherwise set forth herein, shall remain in full force and effect in all other respects.

IN WITNESS WHEREOF, the parties have executed this Amendment as of December 23, 2003.

AMERICAN ACHIEVEMENT CORPORATION

By:	/s/ Sherice P. Bench
Name:	Sherice P. Bench
Title:	CFO

EXECUTIVE

/s/ David G. Fiore
David G. Fiore